Cover	Aug. 26, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002139705
Document Type	S-6
Entity Registrant Name	FT 13190
Document Period End Date	Aug. 26, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objective.

The Trust seeks above-average capital appreciation by investing in the common stocks of domestic and foreign companies with exposure to commodities. Under normal circumstances, the Trust will invest at least 80% of its assets in Commodities Companies, which are companies that produce, procure, refine, or process raw materials such as agricultural products, metals, livestock, and energy products, and may include companies in the Energy or Materials sectors as defined by Global Industry Classification Standard (“GICS®”) as well as Agricultural Products & Services sub-industries as defined by GICS®. Under normal circumstances, the Trust’s exposure to non-U.S. securities will be at least 40% of its net assets. The Trust is concentrated (i.e., invests 25% or more of Trust assets) in common stocks of companies within each of the energy and materials sectors.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

An initial universe of stocks is created by identifying global Commodities Companies. Only U.S.-listed common stocks and ADRs that have adequate liquidity for investment are eligible for selection.

Next we examine the historical financial results of the stocks from the initial universe. The stocks are then evaluated using fundamental factors such as sales, earnings and cash flow growth; valuation factors such as price to earnings, price to cash flow, price to sales and price to book; and technical factors such as price momentum and earnings surprises.

An estimated value is calculated for each of the companies utilizing a Cash Flow Return on Investment (“CFROI”) method. The CFROI method compares an estimate of a company’s internal rate of return against an estimate of a company’s cost of capital. Companies that generate returns in excess of their capital costs are favored over companies that do not. A secondary valuation is also made employing a concept called Economic Margin (“EM”). EM measures the return a company earns versus its cost of capital to determine if a company is generating wealth. The companies which currently trade at an attractive market price relative to their estimated value are favored over companies that do not.

The final portfolio is then selected by a team of equity analysts who evaluate each stock by examining the stock’s relative valuation and other qualitative factors such as (third-party) analyst ratings, competitive advantages and quality of management.

Our selection process attempts to find the stocks with the best prospects for above-average capital appreciation by identifying those that meet our investment objectives, trade at attractive valuations, and, in our opinion, are likely to exceed market expectations of future cash flows.

The final portfolio is comprised of 30 approximately equally weighted global commodities stocks.

While not a part of the Trust’s portfolio selection process, the Trust also invests in dividend-paying securities, emerging and/or developing market companies and companies with various market capitalizations.

As with any similar investments, there can be no assurance that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.